UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2023

AUDACY, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-14461	23-1701044
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Market Street, 4th Floor Philadelphia, Pennsylvania	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 660-5610

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
*	*	*

*

On October 30, 2023, the NYSE filed a Form 25 relating to the delisting from the NYSE of our Class A common stock. The delisting became effective on November 9, 2023. The Class A common stock will continue to trade over the counter under the symbol “AUDA.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Continued Discussions with Creditors

Audacy, Inc. (the “Company” or “Audacy”) continues to engage in discussions with its creditors with respect to a number of potential alternatives regarding a restructuring of the Company’s outstanding indebtedness.

Item 1.01	Entry into a Material Definitive Agreement.

Credit Facility Amendment

On November 29, 2023, Audacy Capital Corp. (formerly known as Entercom Media Corp., the “Issuer”), the guarantors party thereto and the lenders party thereto, entered into Amendment No. 11 (the “Credit Facility Amendment”) to the credit agreement, dated as of October 17, 2016 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Facility”). The Credit Facility Amendment extends the grace periods before which a default in the payment of interest in the amount of approximately $17,000,000 originally due on October 31, 2023, and approximately $785,592 originally due on November 8, 2023, matures into an Event of Default, to 40 calendar days, from the previously announced 21 business days.

The foregoing summary of the Credit Facility Amendment does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Credit Facility Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference.

Receivables Facility Amendment

On November 29, 2023, Audacy Receivables, LLC (“Audacy Receivables”) and the other parties to the Receivables Purchase Agreement, dated as of July 15, 2021, by and among Audacy Receivables, Autobahn Funding Company LLC, as an investor, DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt AM Main, as agent on behalf of the investor parties and Audacy Operations, Inc. as the servicer (as amended, restated, supplemented and/or otherwise modified from time to time, the “Receivables Facility”) entered into Amendment No. 7 to the Receivables Facility (the “Receivables Facility Amendment”), which (i) amends the cross-default that would otherwise occur under the Receivables Facility in respect of certain defaults in the payment of interest under the Credit Facility, with the effect that such interest payment defaults will not result in an event of default under the Receivables Facility until the expiration of the 40 calendar day grace periods provided for under the Credit Facility, as amended by the Credit Facility Amendment described above and (ii) makes certain related covenant accommodations with respect to the Company’s liquidity position through December 10, 2023.

The foregoing summary of the Receivables Facility Amendment does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Receivables Facility Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2, and is incorporated herein by reference.

2029 Notes Second Supplemental Indenture

On November 29, 2023, the Issuer, the guarantors named therein (the “2029 Notes Subsidiary Guarantors”), and Deutsche Bank Trust Company Americas, as trustee and as notes collateral agent entered into a second supplemental indenture (the “Second Supplemental Indenture”) to an existing indenture, dated as of March 25, 2021 (as amended, restated, supplemented and/or otherwise modified from time to time, the “2029 Base Indenture” and, together with the Second Supplemental Indenture, the “2029 Notes Indenture”) governing the terms of the Issuer’s 6.750% senior secured second-lien notes due March 31, 2029 (the “2029 Notes”).

The Second Supplemental Indenture extends the grace period before which a default in payment of interest on the 2029 Notes matures into an Event of Default, from 60 calendar days to 71 calendar days. However, such extension will terminate on the earlier of the date on which (a) a failure to pay interest under a Credit Facility (as defined in the 2029 Base Indenture) when due constitutes an event of default permitting all unpaid principal, interest accrued and unpaid thereon and other amounts owed or payable under such Credit Facility to be immediately due and payable or

(b) the Issuer makes the payment of interest under the Credit Agreement (as defined in the 2029 Base Indenture) originally due on October 31, 2023 (either on such original due date or during or after any applicable grace period). Accordingly, the grace period for the interest payment under the 2029 Notes Indenture in the amount of approximately $18,000,000 that was originally due on September 30, 2023 now ends on December 10, 2023, unless terminated earlier as described above.

The foregoing summary of the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Second Supplemental Indenture, a copy of which is filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

2027 Notes Third Supplemental Indenture

On November 30, 2023, the Issuer, the guarantors named therein (the “2027 Notes Subsidiary Guarantors”), and Deutsche Bank Trust Company Americas, as trustee and as notes collateral agent entered into a third supplemental indenture (the “Third Supplemental Indenture”) to an existing indenture, dated as of April 30, 2019 (as amended, restated, supplemented and/or otherwise modified from time to time, the “2027 Base Indenture” and, together with the Third Supplemental Indenture, the “2027 Notes Indenture”), governing the terms of the Issuer’s 6.500% senior secured second-lien notes due May 1, 2027 (the “2027 Notes”).

The Third Supplemental Indenture extends the grace period before which a default in payment of interest on the 2027 Notes matures into an Event of Default, from 30 calendar days to 40 calendar days. However, such extension will terminate on the earlier of the date on which (a) a failure to pay interest under a Credit Facility (as defined in the 2027 Base Indenture) when due constitutes an event of default permitting all unpaid principal, interest accrued and unpaid thereon and other amounts owed or payable under such Credit Facility to be immediately due and payable or (b) the Issuer makes the payment of interest under the Credit Agreement (as defined in the 2027 Base Indenture) originally due on October 31, 2023 (either on such original due date or during or after any applicable grace period). Accordingly, the grace period for the interest payment under the 2027 Notes Indenture in the amount of approximately $15,000,000 that was originally due on November 1, 2023 now ends on December 11, 2023, unless terminated earlier as described above.

The foregoing summary of the Third Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Third Supplemental Indenture, a copy of which is filed with this Current Report on Form 8-K as Exhibit 4.2 and is incorporated herein by reference.

Item 8.01	Other Events.

Credit Facility Agent Appointment

On November 29, 2023, Wilmington Savings Fund Society, FSB was appointed as Administrative Agent and Collateral Agent under the Credit Facility, to replace JPMorgan Chase Bank, N.A. (“JPM”). In connection with such appointment, JPM resigned as L/C Issuer and Swing Line Lender (both as defined in the Credit Facility).

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and involve certain risks and uncertainties, including statements about the restructuring of the Company, anticipated future financial or operational results, and the Company’s financial position. Additional information and key risks applicable to these statements are described in the Company’s reports on Forms 8-K, 10-Q and 10-K and other filings the Company makes with the SEC. All of the forward-looking statements in this Current Report on Form 8-K are qualified by these cautionary statements, and actual results or developments may differ materially from those in these forward-looking statements. The Company assumes no obligation to publicly update or revise any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Title

4.1	Second Supplemental Indenture, dated as of November 29, 2023, by and among Audacy Capital Corp. (formerly Entercom Media Corp.), the guarantors named therein, and Deutsche Bank Trust Company Americas.

4.2	Third Supplemental Indenture, dated as of November 30, 2023, by and among Audacy Capital Corp. (formerly Entercom Media Corp.), the guarantors named therein, and Deutsche Bank Trust Company Americas.

10.1	Amendment No. 11 to Credit Agreement, dated as of November 29, 2023, by and among Audacy Capital Corp. (formerly Entercom Media Corp.), the guarantors party thereto and the lenders party thereto.

10.2	Amendment No. 7 to Receivables Purchase Agreement, dated as of November 29, 2023, by and among Audacy Receivables, LLC, Autobahn Funding Company LLC, DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt AM Main, and Audacy Operations, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Audacy, Inc.

By:	/s/ Andrew P. Sutor, IV
Andrew P. Sutor, IV
Executive Vice President

Dated: November 30, 2023